UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

THIRD HARMONIC BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41498	83-4553503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 210
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 209 727-2457

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	THRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2025, Third Harmonic Bio, Inc. (the “Company”) disclosed in a press release, among other things, that the preliminary, unaudited amount of the Company’s cash and cash equivalents position as of December 31, 2024 is approximately $285 million. This amount is preliminary, unaudited and may change, was prepared by management and is based on the most current information available to management. Further, this amount is subject to completion by management of the financial statements as of and for the year ended December 31, 2024, including completion of the review procedures, final adjustments and other developments that may arise between now and the time the financial results for this period are finalized, and completion of the audit of such financial statements.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On February 11, 2025, the Board of Directors of the Company approved, and management began implementing, a restructuring plan (the “Restructuring Plan”) to reduce operating costs and better align its workforce with the needs of its strategic research and development strategy. The implementation of the Restructuring Plan should be substantially complete by the end of the second quarter 2025.

Under the Restructuring Plan, the Company is reducing its overall workforce by approximately 27 employees, representing an approximate 50%. Impacted employees are eligible to receive severance benefits. These severance benefits are contingent upon an impacted employee’s execution (and non-revocation) of a severance agreement, which includes a general release of claims against the Company.

The Company expects that it will incur approximately $2.3 million of aggregate severance and exit costs in connection with the Restructuring Plan, which will be recorded primarily in the first and second quarters of 2025. The cost that the Company expects to incur in connection with the Restructuring Plan is subject to a number of assumptions, and actual results may differ materially. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Restructuring Plan.

Item 7.01. Regulation FD Disclosure.

On February 11, 2025, the Company also disclosed in the press release announcing the Restructuring Plan that after accounting for expenses related to THB335 Phase 2 readiness activities, continuing operations, and restructuring costs described above, the Company estimates it will have cash and cash equivalents in a range of approximately $262 million to $267 million on June 30, 2025.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statement

This Current Report contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the expected timing for clinical trials, progress of the clinical trials and the availability of clinical data from such trials, and regulatory submissions for THB335, planned clinical and development activities and timelines, the expected costs of the Restructuring Plan and the Company’s estimated cash and cash equivalents balance as of June 30, 2025. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. These statements are subject to numerous risks and uncertainties, including risks and uncertainties related to Third Harmonic Bio’s cash forecasts, ability to advance its product candidates, the receipt and timing of potential regulatory submissions, designations, approvals and commercialization of product candidates, our ability to protect our intellectual property, the timing and results of preclinical and clinical trials, changes to laws or regulations, market conditions, geopolitical events, and further impacts of pandemics or health epidemics, that could cause actual results to differ materially from what Third Harmonic Bio expects. Further information on potential risk factors that could affect Third Harmonic Bio’s business and its financial results are detailed under the heading “Risk Factors” included in Third Harmonic Bio’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on November 7, 2024, and in Third Harmonic Bio’s other filings filed from time to time with the SEC. Third Harmonic Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD HARMONIC BIO, INC.

Date: February 11, 2025	By:	/s/ Chris Murphy
Chris Murphy Chief Financial and Business Officer